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Vanguard/(R)/ Institutional Index Fund



Supplement to the Prospectus dated April 29, 2008


The Plain Talk About How to Read the Financial Highlights Tables is replaced with the following:


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 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2007 with a net asset value (price) of $129.59 per share. During the year, each Institutional Share earned $2.56 from investment income (interest and dividends) and $4.55 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.56 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $134.14, reflecting earnings of $7.11 per share and distributions of $2.56 per share. This was an increase of $4.55 per share (from $129.59 at the beginning of the year to $134.14 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.47% for the year.

 As of December 31, 2007, the Institutional Shares had approximately $45.8 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 1.90% of average net assets. The Fund sold and replaced securities valued at 7% of its net assets.

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(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. PS854 052008